UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 26, 2008
                                                          ---------------


                         AFFINITY TECHNOLOGY GROUP, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

   Delaware                           0-28152                    57-0991269
----------------                   -------------            --------------------
(State or Other                     (Commission                (IRS Employer
Jurisdiction of                     File Number)             Identification No.)
 Incorporation)


                           1310 Lady Street, Suite 601
                         Columbia, South Carolina 29201
               --------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's telephone number, including area code: (803) 758-2511
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant's Certifying Accountant.

On August 26, 2008, Scott McElveen L.L.P. ("Scott McElveen") resigned as the independent registered public accounting firm of Affinity Technology Group, Inc. (the "Company").

Scott McElveen's reports on the consolidated financial statements of the Company as of and for years ended December 31, 2006 and December 31, 2007 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified as to any uncertainty, audit scope, or accounting principles, but did express substantial doubt regarding the Company's ability to continue as a going concern.

During the years ended December 31, 2006 and December 31, 2007 and through August 26, 2008, there were no disagreements between the Company and Scott McElveen on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Scott McElveen would have caused Scott McElveen to make reference to the subject matter of the disagreement(s) in connection with its reports.

During the years ended December 31, 2006 and December 31, 2007 and through August 26, 2008, there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company is currently evaluating its alternatives concerning the appointment of other independent accountants.

The Company has provided Scott McElveen with a copy of the disclosures in response to this Item 4.01 and requested that Scott McElveen furnish it with a letter addressed to the United States Securities and Exchange Commission stating whether it agrees with these disclosures and if not, stating the respects in which it does not agree. A copy of this letter from Scott McElveen is filed as
Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

16.1 Letter from Scott McElveen L.L.P. dated August 29, 2008.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AFFINITY TECHNOLOGY GROUP, INC.
                                       (Registrant)


Date: August 29, 2008                  By: /s/ Joseph A. Boyle
                                           -------------------------------------
                                           Joseph A. Boyle
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit 16.1 Letter from Scott McElveen, L.L.P. dated August 29, 2008.